Exhibit 10.3

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions are (i) not material and (ii)

would be competitively harmful if publicly disclosed.

AMENDMENT NO. 1 TO

THE AMENDED AND RESTATED LICENSE AND COLLABORATION AGREEMENT

BY AND AMONG

PIERIS PHARMACEUTICALS, INC. AND PIERIS PHARMACEUTICALS GMBH

AND

SEAGEN INC.

This Amendment No. 1 to the Amended and Restated License and Collaboration Agreement (the “Amendment No. 1”) is entered into as of September 12, 2023 (the “Amendment No. 1 Effective Date”) by and among Pieris Pharmaceuticals, Inc., a Nevada corporation located at 225 Franklin Street, 26th floor, Boston, MA 02110 (“PIRS US”) and Pieris Pharmaceuticals GmbH, a company organized and existing under the laws of Germany located at Zeppelinstrasse 3, 85399, Hallbergmoos, Germany (“PIRS Germany” and collectively and together with PIRS US and their Affiliates, “PIRS”), and Seagen Inc., a Delaware corporation located at 21823 30th Drive SE, Bothell, WA 98021 (together with its Affiliates, “SGEN”). SGEN, PIRS US and PIRS Germany are individually referred to herein as a “Party” and collectively, as the “Parties”.

RECITALS

WHEREAS, on March 24, 2021, the Parties entered into that certain Amended and Restated License and Collaboration Agreement to grant to each other licenses to certain patents and know-how in order to research, develop, manufacture, and commercialize certain novel products (the “Agreement”) which superseded and replaced that certain License and Collaboration Agreement dated February 8, 2018 among the Parties; and

WHEREAS, the Parties wish to amend the Agreement by this Amendment No. 1 in order to, among other things, (i) provide that SGEN shall perform activities under the Research Candidate Plans presently allocated to PIRS for each of the second and third SGEN Antibody Targets, (ii) accelerate SGEN’s Go/No-Go Decision Point for [***] Research Candidates being explored under the applicable Research Candidate Plan such that all such [***] Research Candidates shall be Collaboration Products as of the Amendment No. 1 Effective Date, (iii) confirm that the license grant set forth in Section 2.1 of the Agreement shall apply to each such Collaboration Product (provided that, subject to SGEN’s option to add Additional Collaboration Products, SGEN may only Develop, Manufacture and Commercialize one as a Collaboration Product with respect to each of the second and third SGEN Antibody Target), and (iv) replace the Go/No-Go Decision Fee contemplated by the Agreement with a new milestone payment as set forth herein.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions are (i) not material and (ii)
would be competitively harmful if publicly disclosed.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Amendment of Research Candidate Plans

1.1 Second and Third SGEN Antibody Target Research Candidate Plans. The Parties hereby agree that, as of the Amendment No. 1 Effective Date, SGEN shall be responsible for conducting at its own expense the activities previously assigned to PIRS under the applicable Research Candidate Plan as further described in Appendix A.

1.2 Technology Transfer. PIRS shall promptly transfer and make available to SGEN assays, materials, and information reasonably necessary for SGEN to complete the Research Candidate Plans. For the avoidance of doubt, such activities shall be permitted pursuant to the license grant set forth in Section 2.2.1.

2.	Acceleration of Go/No-Go DP and Exercise of Exclusive License

2.1. Go/No-Go DP for Second Approved SGEN Antibody Target and Third Approved SGEN Antibody Target. Notwithstanding anything to the contrary in the Agreement, the Parties agree that the Go/No-Go DP as specified in Section 7.4 of the Collaboration Agreement for all Research Candidates targeting [***] being researched under the applicable Research Candidate Plan for each of the Second Approved SGEN Antibody Target and Third Approved SGEN Antibody Target is deemed achieved as of the Amendment No. 1 Effective Date such that (a) each such Research Candidate shall thereafter be a Collaboration Product (without payment of the Go/No-Go Decision Fee as set forth below), and (b) the Selected Collaboration Product may be fully exploited by SGEN subject to the terms of the Agreement. The Parties further agree that this Amendment No. 1 serves as the written notice required for notification of the Go/No-Go DP under Section 1.106 (i) of the Agreement.

2.2 Exclusive License to all [***] Research Candidates for Second Approved SGEN Antibody Target and Third Approved SGEN Antibody Target.

a. Exclusive License to all [***] Research Candidates. Notwithstanding anything to the contrary in the Agreement, upon the Amendment No. 1 Effective Date, and subject to 2.2 (b) below, the exclusive license set forth in Section 2.1 of the Agreement shall be accelerated to the Amendment No. 1 Effective Date for all of the Research Candidates described in Section 2.1 above.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions are (i) not material and (ii)
would be competitively harmful if publicly disclosed.

b. SGEN Selection of Collaboration Product to Clinically Develop and Commercialize. Within [***] days of SGEN’s completion of the applicable Research Candidate Plan for each of the [***] Research Candidates for the Second Approved SGEN Antibody Target and Third Approved SGEN Antibody Target, SGEN shall provide written notification to PIRS of which Research Candidate, if any, it has determined to advance for Development and Commercialization (in each case, the “Selected Collaboration Product” and each such written notice, if given, a “Selected Collaboration Product Notice“). With respect to the [***] Research Candidate for the Second Approved SGEN Antibody Target, SGEN shall have until the earlier of (i) [***] and (ii) [***], to complete the applicable Research Candidate Plan. With respect to [***] Research Candidate for the Third Approved SGEN Antibody Target, SGEN shall have until the earlier of (i) [***] and (ii) [***], to complete the applicable Research Candidate Plan. For clarity, the foregoing is without prejudice to SGEN’s option of to add Additional Collaboration Products as contemplated by Section 4.3. For any [***] Research Candidate that is not a Selected Collaboration Product, Section 4.4.1.2 of the Agreement shall apply.

2.3 Waiver of Go/No-Go Decision Fee. Notwithstanding anything to the contrary in the Agreement, PIRS and SGEN expressly agree that, with respect to each of the Second Approved SGEN Antibody Target and Third Approved SGEN Antibody Target, the Go/No-Go Decision Fee specified in Section 7.6 and contemplated by Section 1.106 is hereby permanently waived for the Research Candidate chosen by SGEN as the Selected Collaboration Product to further Develop and Commercialize as set forth in Section 2.2b. above.

2.4 New Milestone for Selected Collaboration Products. In lieu of the waived Go/No-Go DP Development Event and associated payment of [***] set forth in Section 7.6 of the Agreement, with respect to each Selected Collaboration Product Notice given by SGEN, if any, to PIRS, SGEN shall pay PIRS a non-refundable and non-creditable payment of [***] in accordance with Section 8.3 of the Agreement.

3.	Miscellaneous

3.1 Capitalized Terms. Unless defined in this Amendment No. 1, capitalized terms shall have the same meaning as that attributed to them in the Agreement.

3.2 Written Amendment. The Parties acknowledge that this is an amendment to the Agreement reduced to writing and signed by the respective authorized officers of the Parties as set forth in Section 16.12 of the Agreement.

3.3 Effectiveness. The Amendment No. 1 shall enter into force as of its Amendment No. 1 Effective Date.

3.4 Entire Agreement. As of the Amendment No. 1 Effective Date, this Amendment No. 1 shall form an integral part of the Agreement. Except as explicitly and specifically modified and amended herein, all of the terms, provisions, requirements and specifications contained in the Agreement remain in full force and effect.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions are (i) not material and (ii)
would be competitively harmful if publicly disclosed.

[Signature page immediately follows]

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions are (i) not material and (ii)
would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives.

/s/ Stephen S. Yoder	/s/ Natasha Hernday
Stephen S. Yoder	Natasha Hernday
President & CEO	Chief Business Officer
Pieris Pharmaceuticals, Inc.	Seagen Inc.

/s/ Stephen S. Yoder
Stephen S. Yoder
Managing Director
Pieris Pharmaceuticals GmbH

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions are (i) not material and (ii)
would be competitively harmful if publicly disclosed.

Appendix A

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